                            GROUP LONG DISTANCE, INC.

                             1996 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                                                Page

                                    SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

         1.1      Effective Date and Purpose....................................................................  1

                                    SECTION 2
                                   DEFINITIONS

         2.1      "1934 Act"....................................................................................  1
         2.2      "Affiliate"...................................................................................  1
         2.3      "Board".......................................................................................  1
         2.4      "Code"........................................................................................  1
         2.5      "Committee"...................................................................................  1
         2.6      "Company".....................................................................................  1
         2.7      "Consultant"..................................................................................  2
         2.8      "Director"....................................................................................  2
         2.9      "Disability"..................................................................................  2
         2.10     "Employee"....................................................................................  2
         2.11     "Exercise Price"..............................................................................  2
         2.12     "Fair Market Value"...........................................................................  2
         2.13     "Fiscal Year".................................................................................  2
         2.14     "Grant Date"..................................................................................  2
         2.15     "Incentive Stock Option"......................................................................  2
         2.16     "Nonqualified Stock Option"...................................................................  2
         2.17     "Option"......................................................................................  2
         2.18     "Option Agreement"............................................................................  2
         2.19     "Participant".................................................................................  2
         2.20     "Plan"........................................................................................  3
         2.21     "Rule 16b-3"..................................................................................  3
         2.22     "Section 16 Person"...........................................................................  3
         2.23     "Shares"......................................................................................  3
         2.24     "Subsidiary"..................................................................................  3
         2.25     "Termination of Service"......................................................................  3

                                    SECTION 3
                                 ADMINISTRATION

         3.1      The Committee.................................................................................  3

         3.2      Authority of the Committee....................................................................  3
         3.3      Delegation by the Committee...................................................................  4
         3.4      Decisions Binding.............................................................................  4

                                                                                                               Page
                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

         4.1      Number of Shares..............................................................................  4
         4.2      Lapsed Options................................................................................  4
         4.3      Adjustments in Options and Authorized Shares..................................................  4

                                    SECTION 5
                                  STOCK OPTIONS

         5.1      Grant of Options..............................................................................  4
         5.2      Option Agreement..............................................................................  4
         5.3      Exercise Price................................................................................  5
                  5.3.1     Nonqualified Stock Options..........................................................  5
                  5.3.2     Incentive Stock Options.............................................................  5
                  5.3.3     Substitute Options..................................................................  5
         5.4      Expiration of Options.........................................................................  5
                  5.4.1     Expiration Dates....................................................................  5
                  5.4.2     Death of Participant................................................................  6
                  5.4.3     Committee Discretion................................................................  6
         5.5      Exercisability of Options.....................................................................  6
         5.6      Payment.......................................................................................  6
         5.7      Restrictions on Share Transferability.........................................................  6
         5.8      Certain Additional Provisions for Incentive Stock Options.....................................  6
                  5.8.1     Exercisability......................................................................  6
                  5.8.2     Termination of Service..............................................................  7
                  5.8.3     Company and Subsidiaries Only.......................................................  7
                  5.8.4     Expiration..........................................................................  7
         5.9      Grant of Reload Options.......................................................................  7
         5.10     Granting of Options to Nonemployee Directors..................................................  7
                  5.10.1    New Nonemployee Directors...........................................................  7
                  5.10.2    Continuing Nonemployee Directors....................................................  7
         5.11     Terms of Options for Nonemployee Directors....................................................  8
                  5.11.1    Option Agreement....................................................................  8
                  5.11.2    Exercise Price......................................................................  8
                  5.11.3    Exercisability......................................................................  8
                  5.11.4    Expiration of Options...............................................................  8
                  5.11.5    Death of Director...................................................................  8
                  5.11.6    Special Rule for Retirement.........................................................  8
                  5.11.7    Not Incentive Stock Options.........................................................  8
                  5.11.8    Other Terms.........................................................................  9


                                                                                                               Page
                                    SECTION 6
                                  MISCELLANEOUS

         6.1      No Effect on Employment or Service............................................................  9
         6.2      Participation.................................................................................  9
         6.3      Indemnification...............................................................................  9
         6.4      Successors....................................................................................  9
         6.5      Beneficiary Designations......................................................................  9
         6.6      Nontransferability of Options................................................................. 10
         6.7      No Rights as Shareholder...................................................................... 10
         6.8      Withholding Requirements...................................................................... 10
         6.9      Withholding Arrangements...................................................................... 10

                                    SECTION 7
                      AMENDMENT, TERMINATION, AND DURATION

         7.1      Amendment, Suspension, or Termination......................................................... 10
         7.2      Duration of the Plan.......................................................................... 10

                                    SECTION 8
                               LEGAL CONSTRUCTION

         8.1      Gender and Number............................................................................. 11
         8.2      Severability.................................................................................. 11
         8.3      Requirements of Law........................................................................... 11
         8.4      Compliance with Rule 16b-3.................................................................... 11
         8.5      Governing Law................................................................................. 11
         8.6      Captions...................................................................................... 11

                            GROUP LONG DISTANCE, INC.
                             1996 STOCK OPTION PLAN

                  GROUP LONG DISTANCE, INC., hereby adopts Group Long Distance, Inc. 1996 Stock Option Plan, as follows:

                                    SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

                  1.1 Effective Date and Purpose. The Plan is effective as of

May 21, 1996. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, and
(2) consultants who provide significant services to the Company and its Affiliates. The Plan also is intended to further the growth and profitability of the Company.

                                    SECTION 2
                                   DEFINITIONS

                  The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

                  2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

                  2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

                  2.3 "Board" means the Board of Directors of the Company.

                  2.4 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

                  2.5 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

                  2.6 "Company" means Group Long Distance, Inc., a Florida corporation, or any successor thereto.

                  2.7 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

                  2.8 "Director" means any individual who is a member of the Board.

                  2.9 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Options other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

                  2.10 "Employee" means any employee of the Company or of an

Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

                  2.11 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

                  2.12 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, with respect to Options granted on the date of the initial public offering of Shares, fair market value means the price at which each Share is sold in such offering, as determined by the Committee.

                  2.13 "Fiscal Year" means the fiscal year of the Company.

                  2.14 "Grant Date" means, with respect to an Option, the date that the Option was granted.

                  2.15 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

                  2.16 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

                  2.17 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  2.18 "Option Agreement" means the written agreement setting forth the terms and provisions applicable to each Option granted under the Plan.

                  2.19 "Participant" means an Employee, Consultant, or Director who has an outstanding Option.

                  2.20 "Plan" means Group Long Distance, Inc. 1996 Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

                  2.21 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

                  2.22 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

                  2.23 "Shares" means the shares of the Company's common stock, no par value.


                  2.24 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.25 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Director, a cessation of the Director's service on the Board for any reason.

                                    SECTION 3
                                 ADMINISTRATION

                  3.1 The Committee. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board.

                  3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants and Directors shall be granted Options, (b) prescribe the terms and conditions of the Options, (c) interpret the Plan and the Options, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

                  3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under section 162(m) of the Code or Rule 16b-3.

                  3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

                  4.1 Number of Shares. Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant under the Plan shall not exceed six hundred thousand (600,000) Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

                  4.2 Lapsed Options. If an Option terminates, expires, or lapses for any reason, any Shares subject to such Option again shall be available to be the subject of an Option.

                  4.3 Adjustments in Options and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Options, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Options. Notwithstanding the preceding, the number of Shares subject to any Option always shall be a whole number.

                                    SECTION 5
                                  STOCK OPTIONS

                  5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants and Directors at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

                  5.2 Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Option Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

                  5.3 Exercise Price.  Subject to the provisions of this
Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.


                       5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

                       5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

                       5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

                  5.4  Expiration of Options.

                       5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

                       (a) The date for termination of the Option set forth in the written Option Agreement; or

                       (b) The expiration of ten (10) years from the Grant Date; or

                       (c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

                       (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

                       5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.

                       5.4.3 Committee Discretion. The Committee, in its sole discretion, (a) shall provide in each Option Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.4.1(b) (regarding the maximum term of Options) and Section 5.8.4 (regarding Incentive Stock Options)).

                  5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

                  5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

                  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

                  5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

                  5.8  Certain Additional Provisions for Incentive Stock
Options.

                       5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                       5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Option Agreement or the Committee permits later exercise.


                       5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

                       5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

                  5.9 Grant of Reload Options. The Committee may provide in an Option Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                  5.10 Granting of Options to Nonemployee Directors.

                       5.10.1 New Nonemployee Directors. Each Nonemployee Director who first becomes a Nonemployee Director on or after the effective date of the Plan shall be granted an Option to purchase such number of Shares as shall be determined by the Board or the Committee from time to time. Such Option shall be granted on the first business day after the first Annual Meeting of Shareholders at which the Nonemployee Director is such, but only if he or she remains a Nonemployee Director on the Grant Date. Thereafter, for so long as the Nonemployee Director remains such, he or she annually shall be granted an Option for such number of additional Shares as shall be determined by the Board or the Committee from time to time. Each such Option shall be granted on the first business day after each Annual Meeting of Shareholders, but only if the Nonemployee Director has continuously served as such through the Grant Date.

                       5.10.2 Continuing Nonemployee Directors. Each Nonemployee Director who became a Nonemployee Director prior to the effective date of the Plan annually shall be granted an Option to purchase such number of Shares for as long as he or she remains a Nonemployee Director as shall be determined by the Board or the Committee from time to time. Each such Option shall be granted on the first business day after each Annual Meeting of Shareholders, but only if the Nonemployee Director has continuously served as such through the Grant Date.

                  5.11  Terms of Options for Nonemployee Directors.


                        5.11.1 Option Agreement. Each Option granted pursuant to Section 5.10 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

                        5.11.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to Section 5.10 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

                        5.11.3 Exercisability. Each Option granted pursuant to Section 5.10 shall become exercisable in full one year after the date the Option is granted. If a Nonemployee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

                        5.11.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

                        (a) The expiration of ten (10) years from the Grant Date; or

                        (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

                        (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability or Retirement.

                        5.11.5 Death of Director. Notwithstanding Section 5.11.4, if a Director dies prior to the expiration of his or her options in accordance with Section 5.11.4, his or her options shall terminate one (1) year after the date of his or her death.

                        5.11.6 Special Rule for Retirement. Notwithstanding the provisions of Section 5.11.4, if the exercisability of an Option is accelerated under Section 5.11.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) The expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant's death.

                        5.11.7 Not Incentive Stock Options. Options granted pursuant to Section 5.10 shall not be designated as Incentive Stock Options.

                        5.11.8 Other Terms. All provisions of the Plan not inconsistent with Section 5.10 and this Section 5.11 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

                                   SECTION 6
                                 MISCELLANEOUS

                  6.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment or service with the Company and its Affiliates is on an at-will basis only.

                  6.2 Participation. No Employee, Consultant or Director shall have the right to be selected to receive an Option under this Plan, or, having been so selected, to be selected to receive a future Option.

                  6.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

                  6.4 Successors. All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

                  6.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Option shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Option Agreement, any unexercised vested Option may be exercised by the administrator or executor of the Participant's estate.

                  6.6  Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.5. All rights with respect to an Option granted to a Participant shall be available during his or her lifetime only to the Participant.

                  6.7 No Rights as Shareholder. No Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

                  6.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Option, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Option (or exercise thereof).

                  6.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Option by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                    SECTION 7
                      AMENDMENT, TERMINATION, AND DURATION

                 7.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Option theretofore granted to such Participant. No Option may be granted during any period of suspension or after termination of the Plan.

                  7.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further shareholder approval, no Incentive Stock Option may be granted under the Plan after May 21, 2006.

                                    SECTION 8
                               LEGAL CONSTRUCTION

                  8.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

                  8.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  8.3 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  8.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Option Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  8.5 Governing Law. The Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Florida.

                  8.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                    EXECUTION

                  IN WITNESS WHEREOF, Group Long Distance, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.


                                                 GROUP LONG DISTANCE, INC.

Dated as of: May 21, 1996                   By   _______________________________
                                                       Gerald M. Dunne, Jr.
                                                       President